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                                                                   EXHIBIT 10.13


                                November 14, 2001



Galaxy Nutritional Foods, Inc.
2441 Viscount Row
Orlando, FL  32809
Attention:  Mr. Angelo Morini, Chief Executive Officer

     Re: Galaxy Nutritional Foods, Inc.

Dear Mr. Morini:

         Galaxy Nutritional Foods, Inc. (the "Company") has requested that FINOVA Mezzanine Capital, Inc. ("FMC") waive certain Events of Default which have occurred under that certain Loan Agreement dated September 30, 1999 between the Company and FMC, as amended from time to time (the "Loan Agreement"). Unless otherwise defined, all capitalized terms herein shall have the meaning given in the Loan Agreement.

         Subject to satisfaction of the conditions set forth below, FMC hereby waives the Events of Default under Section 5.1.3 of the Loan Agreement which have arisen by virtue of Borrower's failure to maintain the required Funded Debt to EBITDA Ratio as of the fiscal quarter ended September 30, 2001 as set forth in Section 3.22 of the Loan Agreement and Borrower's failure to maintain the required Debt Service Coverage Ratio as of its fiscal quarter ended September 30, 2001 pursuant to Section 3.23 of the Loan Agreement.

         The waivers granted herein are expressly conditioned upon Borrower executing an allonge to the Second Amended and Restated Secured Promissory Note ("Note") dated July 12, 2001 from the Company to FMC in the original principal amount of $4,000,000 amending such Note to provide that the maturity thereof shall be October 15, 2002, in form and substance acceptable to FINOVA, and Borrower's payment to FINOVA of a waiver fee ("Waiver Fee") in the amount of $10,000, which fee shall be deemed fully earned on the date hereof and due and payable on December 31, 2001.

         Borrower hereby authorizes FINOVA Capital Corporation ("FINOVA") to cause advance(s) to be made under that certain Security Agreement (Accounts Receivable, Inventory, and Equipment) between Borrower and FINOVA dated November 1, 1996 and to utilize the proceeds of such advance(s) to satisfy Borrowers Obligations to pay the Waiver Fee and any other interest, fees, commissions, charges, costs and expenses incurred with or in respect of the Loan Agreement.

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Galaxy Nutritional Foods, Inc.
Attention: Mr. Angelo Morini, President
November 14, 2001
Page 2

         Except as specifically waived hereby, the Loan Agreement and other documents, instruments or agreements entered into, executed or delivered in connection therewith (collectively, the "Loan Documents") shall remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this limited waiver and consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the undersigned under the Loan Documents. Without limiting the generality of the foregoing, the waiver set forth above shall be limited precisely as set forth above, and nothing in this limited waiver and consent shall, except as expressly provided herein, operate as a waiver of any right, power or remedy of the undersigned under the Loan Documents. Without limiting the generality of the foregoing, the waiver set forth above shall be limited precisely as set forth above, and nothing in this limited waiver and consent shall be deemed (i) to constitute a waiver of compliance by Borrower with respect to any other provision of the Loan Agreement or other Loan Documents, or (ii) to prejudice any right or remedy that the undersigned may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document.

Sincerely,

FINOVA Mezzanine Capital, Inc.



By:  /s/ Michael J. McCauley
    ------------------------------------
Name:         Michael McCauley
Title:        Vice President


Agreed to and Acknowledged this 14th day of November 2001.


GALAXY NUTRITIONAL FOODS, INC.


By:  /s/ Angelo S. Morini
    ------------------------------------
Name:         Angelo S. Morini
Title:        Chairman, President & Chief Executive Officer